Commitments and Contingencies - Maturity of Leases (Details) - USD ($) $ in Thousands	Sep. 30, 2025	Dec. 31, 2024	Dec. 31, 2023
Maturity of leases
2025	$ 278	$ 258
2026	282	265
2027	180	269
2028	185	167
2029		171
Thereafter		29
Total undiscounted lease payments	1,024	1,159
Less effects of discounting	(143)	(188)
Less current lease liability	(215)	(188)	$ (126)
Total operating lease liability, net of current portion	$ 666	$ 783	$ 773